EXHIBIT 23.2
                                                                    ------------




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this registration statement.



                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------
                                       ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
August 26, 1998